EXHIBIT NO.: 10.48

To Form S-1 Registration statement

GUARANTY

IN CONSIDERATION of credit and financial accommodations extended, to be extended or continued to TRONCO ENERGY CORPORATION, a Delaware corporation, hereinafter called "Borrower," by ACF PROPERTY MANAGEMENT, INC., a California corporation (as Assignee from FORTUNA ASSET MANAGEMENT, L.L.C.). hereinafter called "Lender" and for other good and valuable considerations, I, we, and each of us have jointly, severally and unconditionally guaranteed and do hereby jointly, severally and unconditionally guarantee to Lender, the payment and collection of each and every claim, demand, indebtedness, right or cause of action of every nature whatsoever against said Borrower now or hereafter existing, due or to become due to, or held by Lender as shown upon the accounts and business records of Lender as to all sums due and owing on that certain SECOND AMENDED AND RESTATED PROMISSORY NOTE dated January 1, 2014 (“Note”) and of that certain ACF Redemption Obligation as defined in that certain Loan Agreement dated August 10, 2007 between Lender, Borrower and Philco Exploration, LLC, as amended by that certain First Amendment to Loan Agreement August 10, 2007 dated December 10, 2007 (”First Amendment”), and as further amended by the Second Amendment to Loan Agreement August 10, 2007 dated June 15, 2009 (“Second Amendment”) and as further amended by that certain Third Amendment to Loan Agreement August 10, 2007 dated as of January 1, 2014 (the “Loan Agreement”), and if this Guaranty is placed with an attorney for collection or if collected by suit or through any probate, bankruptcy, or other court, to pay all court costs and reasonable attorney's fees in the amount of $50,000.00 or such other amount as the court enforcing this Guaranty finds to be reasonable, customary and necessary, which the undersigned agree is a reasonable fee, together with any and all expenses incurred by Lender in enforcing this Guaranty. This is a continuing guaranty and this Guaranty shall continue in full force and effect for any and all renewals, extensions and/or modifications of the Loan Agreement until such Note and the ACF Redemption Obligation has been paid or otherwise terminated pursuant to the Loan Agreement.

The indebtedness of Borrower to the undersigned pursuant to the Note and/or the ACF Redemption Obligation, whether now existing or hereafter arising is hereby assigned to Lender to the extent of the amount of this Guaranty as security for the payment of all liability or liabilities of Borrower to Lender under the Note and the ACF Redemption Obligation.

The undersigned acknowledge and agree that possession of this Guaranty by Lender constitutes true and correct execution and actual and proper delivery of same to Lender and the undersigned waive notice of acceptance of this Guaranty and of any liability to which it applies or may apply, and waive presentment and demand for payment thereof, notice of dishonor or non-payment thereof, collection or instigation of suit or any other action by Lender in collection thereof including any notice of default in payment thereof or other notice to, or demand of payment therefore on, any party. Payment by the undersigned shall be made at the office of Lender at 12411 Ventura Blvd., Studio City, Los Angeles, California.

Lender may, at its option, at any time without the consent of, or notice to the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned, upon or without any terms or conditions and in whole or in part, (l) change the manner, place or terms of payment or change or extend the time of payment of, renew, or alter any liability of Borrower hereby guaranteed, or any liabilities incurred directly or indirectly hereunder, and the guaranty herein made shall apply to the liabilities of the Borrower, changed, extended, renewed or altered in any manner, (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure or securing the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any offset against any said liabilities, (3) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting, and (4) settle or compromise any liabilities hereby guaranteed or hereby incurred, and may subordinate the payment of all or any part of such liabilities to the payment of any liabilities which may be due to Lender or others. Lender may, at its option, without the consent of or notice to the undersigned, apply to the payment of the liability created by this Guaranty, at any time after such liability becomes payable, any monies, property, or other assets belonging to the undersigned in the possession, care, custody and control of Lender.

As to each of the undersigned, this Guaranty shall continue until written notice of revocation signed by the undersigned, or until written notice of the death of such undersigned, shall have been actually delivered to Lender notwithstanding a revocation by, or the death of, or complete or partial release for any cause of, any one or more of the remainder of the undersigned, or of the Borrower or of any one liable in any manner for the liabilities (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination, or change in personnel, of any one or more of the undersigned. No revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to liabilities arising prior to receipt of such written notice and the sole effect of revocation or termination shall be to exclude from this Guaranty liabilities thereafter arising which are unconnected with liabilities theretofore existing or transactions theretofore entered into.

The undersigned, if more than one, shall be jointly and severally liable hereunder and the term "undersigned" shall mean the undersigned or any one or more of them. Any party signing this Guaranty shall be bound hereby, whether or not any other party signs this Guaranty or is released therefrom at any time.

This Guaranty shall bind and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of Lender and the undersigned. This Guaranty in the possession of the Lender will be presumed that same has been executed and delivered by each of the undersigned for a valuable consideration.

This Guaranty may be executed in multiple original counterparts each being of equal weight and dignity.

WITNESS our hands at Vernal, Utah, on this the _____ day of December, 2013 to be effective on January 1, 2014.

SUPERIOR DRILLING PRODUCTS, LLC

By:	/s/ Annette D. Meier
Annette D. Meier, Manager

SUBSCRIBED AND SWORN TO BEFORE ME, by Annette D. MEIER, authorized representative as Manager of SUPERIOR DRILLING PRODUCTS, LLC on this the ____ day of December, 2013.

NOTARY PUBLIC FOR
STATE OF UTAH

Commission Expires: __________

SUPERIOR DESIGN AND FABRICATION, LLC

By:	/s/ Annette D. Meier
Annette D. Meier, Manager

SUBSCRIBED AND SWORN TO BEFORE ME, by Annette D. MEIER, authorized representative as Manager of SUPERIOR DESIGN AND FABRICATION, LLC on this the ____ day of December, 2013.

NOTARY PUBLIC FOR
STATE OF UTAH

Commission Expires: __________

GUARANTY

IN CONSIDERATION of credit and financial accommodations extended, to be extended or continued to TRONCO ENERGY CORPORATION, a Delaware corporation, hereinafter called "Borrower," by ACF PROPERTY MANAGEMENT, INC., a California corporation (as Assignee from FORTUNA ASSET MANAGEMENT, L.L.C.). hereinafter called "Lender" and for other good and valuable considerations, I, we, and each of us have jointly, severally and unconditionally guaranteed and do hereby jointly, severally and unconditionally guarantee to Lender, the payment and collection of each and every claim, demand, indebtedness, right or cause of action of every nature whatsoever against said Borrower now or hereafter existing, due or to become due to, or held by Lender as shown upon the accounts and business records of Lender to the extent of that one certain AMENDED AND RESTATED PROMISSORY NOTE of even date herewith in the amount of NINE MILLION TWO HUNDRED EIGHTY FOUR THOUSAND THREE HUNDRED SEVENTY EIGHT AND 34/100 DOLLARS ($9,284,378.34) (“Note”), together with interest as it may accrue and if this Guaranty is placed with an attorney for collection or if collected by suit or through any probate, bankruptcy, or other court, to pay all court costs and attorney's fees in the amount of $50,000.00 or such other amount as the court enforcing this Guaranty finds to be reasonable, customary and necessary, which the undersigned agree is a reasonable fee, together with any and all expenses incurred by Lender in enforcing this Guaranty. This is a continuing guaranty and all extensions of credit and financial accommodation concurrently herewith or hereafter made by Lender to Borrower shall be conclusively presumed to have been made in acceptance hereof, and this Guaranty shall continue in full force and effect for any and all renewals, extensions and/or modifications of the Note and/or indebtedness herein described.

All indebtedness of Borrower to the undersigned, whether now existing or hereafter arising (including indebtedness resulting from this Guaranty) is hereby assigned to Lender to the extent of the amount of this Guaranty as security for the payment of all liability or liabilities of Borrower to Lender. To the extent such indebtedness of Borrower is to the undersigned (whether now existing or hereafter arising) exceeds the amount of this Guaranty, such indebtedness is hereby subordinated to all liability or liabilities of Borrower to Lender.

The undersigned acknowledge and agree that possession of this Guaranty by Lender constitutes true and correct execution and actual and proper delivery of same to Lender and the undersigned waive notice of acceptance of this Guaranty and of any liability to which it applies or may apply, and waive presentment and demand for payment thereof, notice of dishonor or non-payment thereof, collection or instigation of suit or any other action by Lender in collection thereof including any notice of default in payment thereof or other notice to, or demand of payment therefore on, any party. Payment by the undersigned shall be made at the office of Lender at 12411 Ventura Blvd., Studio City,, Los Angeles, California.

Lender may, at its option, at any time without the consent of, or notice to the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned, upon or without any terms or conditions and in whole or in part, (1) change the manner, place or terms of payment or change or extend the time of payment of, renew, or alter any liability of Borrower hereby guaranteed, or any liabilities incurred directly or indirectly hereunder, and the guaranty herein made shall apply to the liabilities of the Borrower, changed, extended, renewed or altered in any manner, (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure or securing the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any offset against any said liabilities, (3) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting, (4) settle or compromise any liabilities hereby guaranteed or hereby incurred, and may subordinate the payment of all or any part of such liabilities to the payment of any liabilities which may be due to Lender or others, and, (5) apply any sums paid to any liability or liabilities of Borrower to Lender regardless of what liability or liabilities of Borrower to Lender remain unpaid. Lender may, at its option, without the consent of or notice to the undersigned, apply to the payment of the liability created by this Guaranty, at any time after such liability becomes payable, any monies, property, or other assets belonging to the undersigned in the possession, care, custody and control of Lender.

and the sole effect of revocation or termination shall be to exclude from this Guaranty liabilities thereafter arising which are unconnected with liabilities theretofore existing or transactions theretofore entered into.

The undersigned, if more than one, shall be jointly and severally liable hereunder and the term “undersigned” shall mean the undersigned or any one or more of them. Any one signing this Guaranty shall be bound hereby, whether or not any other party signs this Guaranty or is released therefrom at any time. Any married woman who signs this Guaranty hereby expressly agrees that recourse may be had against her separate property for all her obligations under this Guaranty.

This Guaranty shall bind and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of Lender and the undersigned. This Guaranty in the possession of the Lender will be presumed that same has been executed and delivered by each of the undersigned for a valuable consideration.

This Guaranty may be executed in multiple original counterparts each being of equal weight and dignity.

This Guaranty is an addition to, and not in lieu of that certain GUARANTY dated August 10, 2007 executed and delivered by Troy Meier.

WITNESS our hands at Vernal, Uintah County, Utah, on this the 15 day of June, 2009.

/s/ G. TROY MEIER
G. TROY MEIER

SS# ###-##-####

UTAH
Drivers License #7542818

SUBSCRIBED AND SWORN TO BEFORE ME, by G. TROY MEIER on this the 15 day of June, 2009.

/s/ DEL R. BRADY
NOTARY PUBLIC FOR
STATE OF UTAH

Commission Expires: 8/10/2009

/s/ ANNETTE DEUEL MEIER
ANNETTE DEUEL MEIER

SS# ###-##-####

UTAH
Drivers License # 12809850

SUBSCRIBED AND SWORN TO BEFORE ME, ANNETTE DEUEL MEIER on this the 15th day of June, 2009.

GILBERT TROY MEIER TRUST (as established under the REVOCABLE TRUST AGREEMENT OF GILBERT TROY MEIER dated October 28, 1999, as amended)

BY:	/s/ GILBERT TROY MEIER
GILBERT TROY MEIER, TRUSTEE

/s/ ANNETTE DEUEL MEIER
ANNETTE DEUEL MEIER, TRUSTEE

SUBSCRIBED AND SWORN TO BEFORE ME, by GILBERT TROY MEIER, TRUSTEE and ANNETTE DEUEL MEIER, TRUSTEE who signatures appear above on this the 15 day of June, 2009.

/s/ DEL R. BRADY
NOTARY PUBLIC FOR
STATE OF UTAH

Commission Expires: 8/10/2009

ANNETTE DEUEL MEIER TRUST (as established under the REVOCABLE TRUST AGREEMENT OF ANNETTE DEUEL MEIER dated October 28, 1999, as amended)

BY:	/s/ GILBERT TROY MEIER
GILBERT TROY MEIER, TRUSTEE

/s/ ANNETTE DEUEL MEIER
ANNETTE DEUEL MEIER, TRUSTEE

SUBSCRIBED AND SWORN TO BEFORE ME, GILBERT TROY MEIER, TRUSTEE and ANNETTE DEUEL MEIER, TRUSTEE who signatures appear above on this the 15th day of June, 2009.

/s/ DEL R. BRADY
NOTARY PUBLIC FOR
STATE OF UTAH

Commission Expires: 8/10/2009

MEIER MANAGEMENT COMPANY, LLC

BY:	/s/ ANNETE D. MEIER
ANNETE D. MEIER, MANAGER

SUBSCRIBED AND SWORN TO BEFORE ME, ANNETTE DEUEL MEIER, MANAGER who signatures appear above on this the 15th day of June, 2009.

SUPERIOR DRILLING PRODUCTS, LLC

BY:	/s/ ANNETTE D. MEIER
ANNETTE D. MEIER, MANAGER

SUBSCRIBED AND SWORN TO BEFORE ME, ANNETTE DEUEL MEIER, MANAGER who signatures appear above on this the 15th day of June, 2009.

/s/ DEL R. BRADY
NOTARY PUBLIC FOR
STATE OF UTAH

Commission Expires 8/10/2009